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                                                                       Exhibit 1

                                CASH TRANSACTIONS

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                            CABCO TR FOR J.C. PENNEY
September 1, 2003           Receipt of Interest on               $2,007,281.25
                            J.C. Penney 7.625%

September 1, 2003           Funds Disbursed to
                            Holders of CABCO
                            Trust Certificates                   $2,007,281.25
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